UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

Southern Michigan Bancorp, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-49722 (Commission File Number)	38-2407501 (IRS Employer Identification No.)

51 West Pearl Street Coldwater, MI (Address of Principal Executive Offices)	49036 (Zip Code)

Registrant's telephone number, including area code:  (517) 279-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

          Southern Michigan Bancorp, Inc.'s annual meeting of shareholders was held on May 13, 2010. At that meeting, the shareholders voted on two matters: the election of five directors and the ratification of the appointment of Clifton Gunderson LLP as independent registered public accounting firm for the year ending December 31, 2010. The nominees for directors were elected by the following votes:

Election of Directors	Votes Cast
			Broker
	For	Withheld	Non-Votes
John S. Carton	1,042,583	168,528	513,932
H. Kenneth Cole	1,043,055	168,056	513,932
Gary Hart Haberl	1,051,146	159,965	513,932
Brian P. McConnell	1,044,997	166,614	513,932
Kurt G. Miller	1,052,041	159,070	513,932

          The shareholders ratified the appointment of Clifton Gunderson LLP as independent registered public accounting firm for the year ending December 31, 2010 by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
1,714,495	4,358	6,190	None

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 2010	SOUTHERN MICHIGAN BANCORP, INC.

	By	/s/ Danice L. Chartrand
Danice L. Chartrand Senior Vice President, Chief Financial Officer, Secretary, and Treasurer